SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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APOLLO MEDICAL HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

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APOLLO MEDICAL HOLDINGS, INC.
450 North Brand Boulevard, Suite 600
Glendale, California 91203
__________________________________________________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF AN INFORMATION STATEMENT PERTAINING TO ACTION BY WRITTEN CONSENT OF STOCKHOLDERS ON MARCH 4, 2010

Dear Stockholders:

This notice is being sent to the stockholders of record of Apollo Medical Holdings, Inc. as of March 4, 2010 to inform them that the Board of Directors and stockholders of Apollo Medical Holdings, Inc. have approved and adopted a 2010 Equity Incentive Plan.

The Information Statement relating to this written consent is available on the Internet at www.apollomed.net.   This communication presents only an overview of the more complete information statement that is available to you on the Internet. We encourage you to access and review all of the important information contained in these materials.

On March 4, 2010, the members of our Board of Directors, Warren Hosseinion, M.D., Adrian Vazquez, M.D., and Suresh Nihalani, approved the 2010 Equity Incentive Plan both in their capacities as members of the Board of Directors and as stockholders.   The members of our Board of Directors held an aggregate of approximately 67% of our outstanding common stock on the record date.  These consents constitute the only stockholder approval required for the approval of the 2010 Equity Incentive Plan under Delaware corporate law and our Certificate of Incorporation and Bylaws, as currently in effect. Pursuant to Rule 14c-2 of the Securities Exchange Act, as amended, and Delaware corporate law, we are distributing this notice to our stockholders who did not execute a written consent to approve the 2010 Equity Incentive Plan, and the approval of the 2010 Equity Incentive Plan will not become effective until August 23, 2010, which is 41 calendar days after the date we first mailed to our stockholders this notice regarding the Internet availability of an Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

How to Access the Information Statement

The Information Statement is available online at: www.apollomed.net

If you want to receive a paper or e-mail copy of this document, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before August 6, 2010 to facilitate timely delivery.

TO REQUEST A PAPER OR E-MAIL COPY OF THESE MATERIALS:

1.	Call Apollo Medical Holdings, Inc. at (877) 340-3290

2.	Visit our website at www.apollomed.net

3.	Send us an email at ir@apollomed.net Please clearly state the name and mailing address or email address to which the material should be sent.

By Order of the Board of Directors,

By:	/s/ WARREN HOSSEINION
Warren Hosseinion
Chief Executive Officer
July 13, 2010

APOLLO MEDICAL HOLDINGS, INC.
450 North Brand Boulevard, Suite 600
Glendale, California 91203
_______________

INFORMATION STATEMENT
_______________

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being made available to advise the stockholders of record of Apollo Medical Holdings, Inc. as of April 30, 2010, the record date, that our Board of Directors and stockholders have approved and adopted a 2010 Equity Incentive Plan (the “Plan”).

On March 4, 2010, the members of our Board of Directors, Warren Hosseinion, M.D., Adrian Vazquez, M.D., and Suresh Nihalani, approved the 2010 Equity Incentive Plan both in their capacities as members of the Board of Directors and as stockholders.   The members of our Board of Directors owned beneficially in the aggregate 18,435,661 shares on the record date, or approximately 67%, of our outstanding common stock and voting power as of the record date. Holders of shares of our outstanding common stock are entitled to one vote per share with respect to any matter on which our stockholders are entitled to act, including the adoption of the  Plan.  These consents constitute the only stockholder approval required for the approval of the Plan under the Delaware General Corporation Law (the “DGCL”).  As of the record date, we had outstanding 27,424,661 shares of common stock.  There are no dissenter’s rights of appraisal applicable to the action to adopt the Plan.

Notice of the Internet availability of this Information Statement is being mailed commencing on or about July 13, 2010.  Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the approval of the Plan will not become effective until 41 calendar days after notice of the Internet availability is sent or given to our stockholders.  As a result, the approval of the adoption of the Plan will not be effective until August 23, 2010.

A copy of the Plan is attached to this Information Statement as Appendix A.

We will pay all costs associated with the preparation and distribution of the notice of Internet availability and this Information Statement, including all mailing and printing expenses.

No action is required by you. Because the written consent of holders of a majority of our shares of outstanding common stock to approve the Plan satisfies all applicable stockholder voting requirements, we are not asking you for a proxy - please do not send us one. We are making this the Information Statement available to you solely to inform you of the approval of the Plan by holders of a majority of our shares of outstanding common stock. Certain rules and regulations of the United States Securities and Exchange Commission (“SEC”) and Section 228 of the DGCL, require that we notify you of these approvals because they were obtained by written consent of stockholders in lieu of a meeting.  The notice of Internet availability and the Information Statement are intended to provide such notice.

Important Notice of Internet Availability of Information Statement

As permitted by the Federal securities laws, we are making this Information Statement available to our stockholders primarily via the Internet instead of mailing printed copies of these materials to each stockholder.  As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, we are relying on the new notice of Internet availability rules to provide this required information to our stockholders. This Information Statement is available for viewing on the Internet at :   http://www.apollomed.net.

If you received a notice by mail, you will not receive a printed copy of the Information Statement by mail unless you request printed materials. If you wish to receive printed materials, you should follow the instructions for requesting such materials contained in the notice.

2010 EQUITY COMPENSATION PLAN

On March 4, 2010, our Board of Directors and holders of a majority of our shares of common stock approved the 2010 Equity Compensation Plan (the “Plan”).  The number of shares of common stock authorized for issuance under the Plan is 5,000,000.  A copy of the Plan is attached to this Information Statement as Appendix A.

General

The Plan provides for awards of incentive stock options, nonqualified stock options, rights to acquire restricted stock and stock appreciation rights.  Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the “Code.”  Nonqualified options granted under the Plan are not intended to qualify as incentive stock options under the Code.  See “Federal Income Tax Information,” below, for a discussion of the principal federal income tax consequences of awards under the Plan.

Purpose

Our Board of Directors adopted the Plan to encourage selected employees, directors, consultants and advisers to improve operations and increase profitability; to encourage selected employees, directors, consultants and advisers to accept or continue employment or association with us; and to increase the interest of selected employees, directors, consultants and advisers in our welfare through participation in the growth in value of our the common stock.  All of our approximately 7  current employees, directors and consultants are eligible to participate in the Plan.

Administration

Unless it delegates administration to a committee as described below, our Board of Directors will administer the Plan.  Subject to the provisions of the Plan, the Board of Directors has the power to construe and interpret the Plan and to determine the persons to whom and the dates on which awards will be granted, what types or combinations of types of awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price or purchase price of each award, the types of consideration permitted to exercise or purchase each award and other terms of the awards.

As of the date of this Information Statement, the full Board of Directors administers the Plan.  The Board of Directors has the power to delegate administration of the Plan to a committee composed of one or more directors.  In the discretion of the Board of Directors, a committee may consist solely of “Outside Directors” or “Non-Employee Directors” (as such terms are defined in the Plan).  The Board of Directors may also delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

The Board of Directors has plenary authority in its discretion to administer the Plan, including, but not limited to the power to interpret, implement and apply the provisions of the Plan.

Stock Subject to the Plan

Subject to the provisions of subsection 3.2 of the Plan relating to adjustments upon changes in common stock, an aggregate of 5,000,000 shares of our common stock will be set aside and reserved for issuance under the  Plan.

If awards granted under the Plan expire or otherwise terminate without being exercised in full, the shares of common stock not acquired pursuant to such awards will again become available for issuance under the Plan.  If shares of common stock issued pursuant to awards under the Plan are forfeited to or repurchased by us, the forfeited or repurchased stock will again become available for issuance under the Plan.

If shares of common stock subject to an award are not delivered to a participant because such shares are withheld for payment of taxes incurred in connection with the exercise of an option, or the award is exercised through a reduction of shares subject to the award (“net exercised”), then only the net number of shares otherwise issued and that remain outstanding in connection with such exercise will be deemed “issued” and no longer available for issuance under the Plan.  In addition, if the exercise price of any award is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation), then the shares tendered will no longer be available for issuance under the Plan.

Eligibility

Incentive stock options may be granted under the Plan only to our employees and the employees of our affiliates.  Our employees, directors and consultants and employees, directors and consultants of our affiliates are eligible to receive all other types of awards under the Plan.

No incentive stock option may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of our total combined voting power or any of our affiliates, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

No employee may be granted options under the Plan exercisable for more than 500,000 shares of common stock during any twelve-month period, which we refer to as the “Section 162(m) limitation.”

Terms of Options

Options may be granted under the Plan pursuant to stock option agreements. The following is a description of the permissible terms of options under the Plan.  Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment

The exercise price of incentive stock options may not be less than the “fair market value” (as defined in the Plan) of the common stock subject to the option on the date of the grant and, in some cases (see “Eligibility,” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than the fair market value of the common stock on the date of grant.

The exercise price of options granted under the Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board of Directors, (i) by delivery of other shares of our common stock, (ii) pursuant to a full recourse promissory note, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

Vesting

Options granted under the Plan may become exercisable in cumulative increments, or “vest,” as determined by the Board of Directors. Our Board of Directors has the power to accelerate the time as of which an option may vest or be exercised.

Tax Withholding

To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing us to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Term

The maximum term of options under the Plan is ten years, except that in certain cases (see “Eligibility”) the maximum term is five years. Options awarded under the Plan generally will terminate 90 days after termination of the participant’s service unless: (i) such termination is due to the participant’s death or disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within twelve months of such termination; (ii) such termination is due to “cause” (as defined in the applicable agreement or in any agreement with us pertaining to employment), in which case the option will terminate at the commencement of business on the date of termination; or (iii) the option, by its terms, specifically provides otherwise.

Restrictions on Transfer

The participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. The Board of Directors may approve the transfer of nonstatutory stock options. During the lifetime of the participant, only the participant may exercise an option.

Terms of Stock Appreciation Rights

Stock appreciation rights, or SARs, may be granted under the Plan pursuant to stock appreciation rights agreements.  SARs may be granted in tandem with the options awarded under the Plan.

Exercise Price

The Board of Directors may grant SARs entitling recipients upon exercise of the SAR to receive an amount, in cash or common stock or a combination thereof (such form to be determined by the Board of Directors), equal to the excess of the share’s fair market value (as defined in the Plan) on the date of exercise over its fair market value on the date the SAR was granted.  The base price of a stock appreciation right must be no less than the fair market value of a share of common stock on the date of grant of the stock appreciation right.

Vesting

SARs granted under the Plan may become exercisable in cumulative increments, or “vest,” as determined by the Board of Directors. Our Board of Directors has the power to accelerate the time as of which SARs may vest or be exercised.

Termination of Service

The maximum term of SARs under the Plan is ten years. SARs awarded under the Plan generally will terminate 90 days after termination of the participant’s service unless: (i) such termination is due to the participant’s death or disability (as defined in the Code), in which case the SARs may, but need not, provide that it may be exercised (to the extent the SARs were exercisable at the time of the termination of service) at any time within twelve months of such termination; (ii) such termination is due to “cause” (as defined in the applicable agreement or in any agreement with us pertaining to employment), in which case the SARs will terminate at the commencement of business on the date of termination; or (iii) the SARs, by its terms, specifically provides otherwise.

Restrictions on Transfer

SARs may not be transferred, except where such transfer is expressly authorized by our Board of Directors.

Terms of Restricted Stock Awards

Restricted stock awards may be granted under the Plan pursuant to restricted stock agreements.

Restricted Stock may be granted under the Plan for such consideration (including past or future services, any benefit to us, and, subject to applicable law, recourse promissory notes) and such other terms, conditions and restrictions as determined by the Board of Directors.  The restrictions may include restrictions concerning transferability, repurchase by us and forfeiture of the shares issued, together with such other restrictions as may be determined by the Board of Directors.

Adjustment Provisions

If any change is made to the outstanding shares of common stock by reason of stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, the Plan will be appropriately adjusted in the class and maximum number of shares of common stock subject to the Plan and the Section 162(m) limitation, and outstanding awards will be adjusted in the class, number of shares and price per share of common stock subject to such awards.

Effect of Certain Corporate Events

Unless otherwise provided in the grant agreement, in the event of (i) our liquidation or dissolution; (ii) our merger or consolidation with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); or (iii) a sale of all or substantially all of our assets in a single transaction or a series of related transactions, all awards shall terminate immediately prior to the consummation of such transaction unless the Board of Directors determines otherwise in its sole discretion, to permit exercise of or removal of restrictions from any awards prior to their termination, and/or provide that all or certain of the outstanding awards shall be assumed or an equivalent award substituted by an applicable successor corporation or any affiliate of the successor corporation.

Duration, Amendment and Termination

The Board of Directors may suspend or terminate the Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Plan will terminate on March 4, 2020.

No amendment, alteration, suspension or discontinuance to the Plan shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes; (b) the Board of Directors otherwise concludes that stockholder approval is advisable; or (c) such approval is required under the rules of any securities exchange on which our securities are registered.

Federal Income Tax Information

The following is a summary of the principal United States federal income tax consequences to the participant and us with respect to participation in the Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the participant upon the grant of an incentive stock option.  Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the participant unless a disqualifying disposition is made in the year of exercise.  A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise.  If the shares of common stock are disposed of in a disqualifying disposition, the participant will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the participant sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Nonstatutory Stock Options, Stock Appreciation Rights, and Restricted Stock Awards

Nonstatutory stock options, SARS and restricted stock awards awarded under the Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the award.  Upon acquisition of the stock subject to the award, the participant will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the exercise price, if any. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the participant elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the participant generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the participant’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a participant makes a Section 83(b) election, the participant will recognize ordinary income equal to the difference between the stock’s fair market value and the exercise price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon the sale or disposition of the stock subject to an award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Potential Limitation on Company Deductions

Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers, subject to certain exceptions.  Unless the administrator of a equity compensation plan is comprised of “outside directors” within the meaning of Section 162(m), grants under the equity compensation plan will be subject to the Section 162(m) limitations on deductibility.  Our Board of Directors, the current administrator of the Plan, is not presently comprised of “outside directors.”  Thus grants under the Plan will be subject to the Section 162(m) limitations.

Section 409A of the Internal Revenue Code

If an NQO or SAR is issued with an exercise price of less than the fair market value of the common stock at the date of grant, the spread, as and when the option becomes exercisable (vests), could be taxable under Section 409A of the Internal Revenue Code even if the option is not exercised. Any such income to the optionee would be subject to a penalty tax of 20% (in addition to the regular income tax) plus an interest element.

Plan Benefits

No employee, director or consultant has yet been selected to receive any award under the Plan and no term or condition of any such award has been determined.

Stockholder Approval

Under the Plan, we are required to obtain stockholder approval of the adoption of the Plan.  Section 228 of the DGCL provides that, unless otherwise provided in the certificate of incorporation or bylaws of a corporation such as ours, actions required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding not less than at least a majority of the voting power of the corporation.  Our Bylaws, as amended, also permit action to be taken by the written consent of the stockholders holding not less than at least a majority of the voting power of the Company.

On March 4, 2010, the members of our Board of Directors, Warren Hosseinion, M.D., Adrian Vazquez, M.D., and Suresh Nihalani, approved the 2010 Equity Incentive Plan both in their capacities as members of the Board of Directors and as stockholders.   The members of our Board of Directors owned beneficially an aggregate of 18,435,661 shares on the record date, or approximately 67%, of our outstanding common stock and voting power as of the record date. Holders of shares of our outstanding common stock are entitled to one vote per share with respect to any matter on which our stockholders are entitled to act, including the adoption of the Plan. Accordingly, the Plan has been duly approved, and no further stockholder approval will be needed. Our Board of Directors decided to obtain the written consent of its members to the adoption of the Plan in order to avoid the cost to us and potential distraction of our management involved in holding a special meeting of our stockholders and soliciting proxies for this limited purpose.

Equity Compensation Plan Information

The following table provides information, as of April 30, 2010, with respect to all of our compensation plans under which equity securities are authorized for issuance:

	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected In Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by our stockholders:	—	—	—
Equity compensation plans not approved by our stockholders (1)	1,198,887	$0.18	561,113
(1)
The amounts reported include: (i) 250,000 shares of common stock issued to A. Noel DeWinter, the Company’s Chief Financial Officer, pursuant to an employment agreement with the Company, dated September 10, 2008; (ii) a stock award of 1,100,000 shares to Kaneohe (Kyle Francis) of which 50,000 shares were issued under a consulting contract signed October 22, 2008,  700,000 shares issued under a contract dated March 15, 2009, and an additional 350,000 shares to be issued on March 15, 2011;  (iii) up to 400,000 shares of common stock that are issuable to Suresh Nihalani under a director agreement with the Company, dated as October 27, 2008. The shares are issuable to Mr. Nihalani ratably over a thirty-six month period commencing December 2008, so long as Mr. Nihalani continues to serve as a director.  As of April 30, 2010, 188,887 shares had been issued under the director agreement, and 211,113 shares remained unissued; and (iv) 10,000 shares granted to an employee.

The above table does not include information relating to the Plan.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN
BENEFICIAL OWNERS

The following table sets forth certain information as of April 30, 2010, with respect to (i) those persons known to us to beneficially own more than 5% of our voting securities, (ii) each of our directors, (iii) each of our executive officers, and (iv) all directors and executive officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act. Except as indicated below, the beneficial owners have sole voting and dispositive power with respect to the shares beneficially owned.  As of April 30, 2010, there were 27,424,661 shares of the Company’s common stock issued and outstanding, of which only 3,737,185 are free trading shares and 23,687,476 are restricted shares.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned (2)		Percent of Class (3)
Warren Hosseinion, M.D.	9,123,387		33.2%
Adrian Vazquez, M.D	9,123,387		33.2%
A. Noel DeWinter	250,000		*
Suresh Nihalani (4)	211,109		*
All Named Executive Officers and Directors as a group (4 persons)	18,707,883	(4)	68.2%

* Less than 1%
(1)	The business address of each person listed is c/o Apollo Medical Holdings, Inc., 450 North Brand Boulevard, Suite 600, Glendale, California 91203.
(2)
For purposes of this table, shares are considered beneficially owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. Shares are also considered beneficially owned if a person has the right to acquire beneficial ownership of the shares within 60 days of  April 30, 2010.

(3)
The percentages are calculated based on the actual number of shares issued and outstanding as of April 30, 2010, which is 27,424,661, plus the amounts reported for Mr. Nihalani, as further described in Note 4 below.

(4)
Mr. Nihalani has been issued 188,887 shares as of April 30, 2010 and is entitled to an additional 22,222 shares for the sixty-day period subsequent to April 30, 2010, bringing his beneficial share total to 211,109.

EXECUTIVE COMPENSATION

The following table discloses the compensation awarded to, earned by, or paid to the our executive officers for the fiscal years ended January 31, 2010 and 2009, respectively:

							Non-Qualified
Name and						Non-Equity	Deferred
Principal				Stock	Option	Incentive Plan	Compensation	All Other
Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total

Warren Hosseinion, M. D.	2010	$353,285	0	0	0	0	0	0	$353,285
Chief Executive Officer(1)	2009	$239,830	0	0	0	0	0	0	$239,830
	2008	$0	0	0	0	0	0	0	$0

Adrian Vazquez, M.D.	2010	$361,097	0	0	0	0	0	0	$361,097
President and Chairman(1)	2009	$256,720	0	0	0	0	0	0	$256,720
	2008	$0	0	0	0	0	0	0

A. Noel DeWinter	2010	$85,000	0	0	0	0	0	0	$85,000
Chief Financial Officer (2)	2009	$33,500	0	67,500	0	0	0	0	$101,000
	2008	$0	0	0	0	0	0	0

(1)	The reported compensation for Dr. Hosseinion and Dr. Vazquez is entirely generated from patient care activities.
(2)	Mr. DeWinter joined the Company on August 1, 2008.
(3)
The amount shown in this column reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for the year of grant.  The amounts reported for 2009 were restated on the same basis.

Employment Agreements

On September 10, 2008, the Company entered into an employment agreement with A. Noel DeWinter pursuant to which Mr. DeWinter agreed to serve as the Chief Financial Officer of the Company. Under the employment agreement, Mr. DeWinter is entitled to a base salary of $7,000 per month, and reimbursement of reasonable travel and other expenses.  In addition, pursuant to the employment agreement, the Company issued to Mr. DeWinter a stock award of 250,000 shares of common stock.

Outstanding Equity Awards at Fiscal 2010 Year-End

As discussed above, Mr. DeWinter was granted a stock award of 250,000 shares in September 2008.  Such shares were fully vested at the time of grant. There were no other equity awards outstanding for the fiscal year ended January 31, 2010.

Director Compensation

On October 27, 2008, we entered into a Director Agreement with Suresh Nihalani.  Under the agreement, Mr. Nihalani will receive up to 400,000 shares of common stock, issued ratably over a 36 month period commencing December 2008 so long as Mr. Nihalani continues to serve as a director. As of April 30, 2010, 188,887 shares had been issued pursuant to the agreement.  Mr. Nihalani also receives $1,000 for each meeting of the Board of Directors and $1,200 per day for any time Mr. Nihalani is required to travel out-of-town on behalf of the Company.

All of our remaining directors are named executed officers whose compensation is fully reflected in the Summary Compensation Table.  None of our remaining directors received any compensation solely for their services as directors.

Director Compensation for Fiscal Year 2010

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Suresh Nihalani	$2,000	$10,770	0	0	0	0	$12,770

(1)	The amount shown in this column reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for the year of grant.

Indemnification for Securities Act Liabilities

Delaware General Corporation Law authorizes, and our Bylaws and Certificate of Incorporation provide for, indemnification of our directors and officers against claims, liabilities, amounts paid in settlement and expenses in a variety of circumstances. Insofar as indemnification for liabilities for damages arising under the Securities Act of 1933 may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provision, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

HOUSEHOLDING OF INFORMATION STATEMENT

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” information statements, proxy statements and annual reports. This means that only one copy of the notice of Internet availability may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of such notices, information statements, proxy statements and annual reports either now or in the future, please contact your bank, broker or other nominee. Upon written or oral request to Warren Hosseinion, our Chief Executive Officer, at Apollo Medical Holdings, Inc., 450 North Brand Boulevard, Glendale, CA 91203, (818) 507-4617, we will provide a separate copy of the notices, information statements, proxy statements and annual reports. In addition, stockholders sharing an address can request delivery of a single copy of proxy statements, information statements, proxy statements or annual reports if they are receiving multiple copies, upon written or oral request to our Chief Executive Officer at the address and telephone number stated above.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer has any substantial interest, direct or indirect, in the proposed Plan, though our directors and executive officers will be eligible to receive awards under the Plan. Management has not received any notice of opposition to our Plan.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements, and other information with the SEC.  You can read and copy these reports, proxy statements, and other information concerning our company at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information about the operation of the SEC’s Public Reference Room.  The SEC also maintains an Internet site that contains all reports, proxy statements and other information that we file electronically with the SEC.  The address of that website is http://www.sec.gov.

By Order of the Board of Directors

By:	/s/ WARREN HOSSEINION
Warren Hosseinion
Chief Executive Officer

APPENDIX A

APOLLO MEDICAL HOLDINGS, INC.

2010 EQUITY INCENTIVE PLAN

1.	PURPOSES OF THE PLAN

The purposes of the 2010 Equity Incentive Plan (the “Plan”) of Apollo Medical Holdings, Inc., a Delaware corporation (the “Company”), are to:

1.1           Encourage selected employees, directors, consultants and advisers to improve operations and increase the profitability of the Company;

1.2           Encourage selected employees, directors, consultants and advisers to accept or continue employment or association with the Company or its Affiliates (as defined below); and

1.3           Increase the interest of selected employees, directors, consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Common Stock”).  All references herein to stock or shares, unless otherwise specified, shall mean the Common Stock.

2.	TYPES OF AWARDS; ELIGIBLE PERSONS

2.1           The Administrator (as defined below) may, from time to time, take the following action, separately or in combination, under the Plan: (a) grant “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”); (b) grant “non-qualified options” (“NQOs,” and together with ISOs, “Options”); (c) issue or sell shares of Common Stock (“Restricted Stock”) and (d) grant stock appreciation rights (any such right would permit the holder to receive the excess of the fair market value of Common Stock on the exercise date over its fair market value (or a greater base value) on the grant date (“SARs”)), either in tandem with Options or as separate and independent grants.  Any such awards may be made to employees, including employees who are officers or directors, and to individuals described in Section 1 of the Plan who the Administrator believes have made or will make a contribution to the Company or any Affiliate; provided, however, that only a person who is an employee of the Company or any Affiliate at the date of the grant of an Option is eligible to receive ISOs under the Plan.

2.2           For purposes of the Plan: (a) the term “Affiliate” means a parent or subsidiary corporation as defined in the applicable provisions (currently Section 424(e) and 424(f), respectively) of the Code; (b) the term “employee” includes an officer or director who is an employee of the Company; (c) the term “consultant” includes persons employed by, or otherwise affiliated with, a consultant; and (d) the term “adviser” includes persons employed by, or otherwise affiliated with, an adviser.

2.3           Except as otherwise expressly set forth in the Plan, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, hypothecation, or charge, and any such attempted action shall be void.  No right or benefit under the Plan shall in any manner be liable for or subject to debts, contracts, liabilities, or torts of any optionee or any other person except as otherwise may be expressly required by applicable law.

3.	STOCK SUBJECT TO THE PLAN; MAXIMUM NUMBER OF GRANTS

3.1           Subject to the provisions of Section 3.2, the total number of shares of Common Stock that may be issued as Restricted Stock or on the exercise of Options or SARs under the Plan shall not exceed 5,000,000 shares.  The shares subject to an Option or SAR granted under the Plan that expire, terminate or are cancelled unexercised shall become available again for grants under the Plan.  If shares of Restricted Stock awarded under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.  Where the exercise price of an Option is paid by means of the optionee’s surrender of previously owned shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as may be permitted in the Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the Plan.  No eligible person shall be granted Options or other awards during any twelve-month period covering more than 500,000 shares.

3.2           If the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to the Plan that may be issued under the Plan shall be proportionately adjusted (provided that any fractional share resulting from such adjustment shall be disregarded).

4.	ADMINISTRATION

4.1           The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which the Board has delegated administration of the Plan (or of part thereof) (in either case, the “Administrator”).  The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws.  At the Board’s discretion, or if necessary in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or Section 162(m) of the Code, the Committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 or “outside directors” within the meaning of Section 162(m) of the Code.  The foregoing notwithstanding, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under this Plan.

4.2           Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (a) to grant Options and SARs and grant or sell Restricted Stock; (b) to determine the fair market value of the shares of Common Stock subject to Options or other awards; (c) to determine the exercise price of Options granted, which shall be no less than the fair market value of the Common Stock on the date of grant, the economic terms of SARs granted, which shall provide for a benefit of the appreciation on Common Stock over not less than the value of the Common Stock on the date of grant, or the offering price of Restricted Stock; (d) to determine the persons to whom, and the time or times at which, Options or SARs shall be granted or Restricted Stock granted or sold, and the number of shares subject to each Option or SAR or the number of shares of Restricted Stock granted or sold; (e) to construe and interpret the terms and provisions of the Plan, of any applicable agreement and all Options and SARs granted under the Plan, and of any Restricted Stock award under the Plan; (f) to prescribe, amend, and rescind rules and regulations relating to the Plan; (g) to determine the terms and provisions of each Option and SAR granted and award of Restricted Stock (which need not be identical), including but not limited to, the time or times at which Options and SARs shall be exercisable or the time at which the restrictions on Restricted Stock shall lapse; (h) with the consent of the Grantee, to rescind any award or exercise of an Option or SAR; (i) to modify or amend the terms of any Option, SAR or Restricted Stock (with the consent of the Grantee or holder of the Restricted Stock if the modification or amendment is adverse to the Grantee or holder); (j) to reduce the purchase price of Restricted Stock or exercise price of any Option or base price of any SAR; (k) to accelerate or defer (with the consent of the Grantee) the exercise date of any Option or SAR or the date on which the restrictions on Restricted Stock lapse; (l) to issue shares of Restricted Stock to an optionee in connection with the accelerated exercise of an Option by such optionee; (m) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option, SAR or award of Restricted Stock; (n) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (o) to make all other determinations deemed necessary or advisable for the administration of the Plan, any applicable agreement, Option, SAR or award of Restricted Stock.

4.3           All questions of interpretation, implementation, and application of the Plan or any agreement or Option, SAR or award of Restricted Stock shall be determined by the Administrator, which determination shall be final and binding on all persons.

5.	GRANTING OF OPTIONS AND SARS; AGREEMENTS

5.1           No Options or SARs shall be granted under the Plan after 10 years from the date of adoption of the Plan by the Board.

5.2           Each Option and SAR shall be evidenced by a written agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such grant is made (“Grantee,” which term shall include the permitted successors and assigns of the Grantee with respect to the Option or SAR).  In the event of a conflict between the terms or conditions of an agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall govern.

5.3           Each Option agreement shall specify whether the Option it evidences is an NQO or an ISO, provided, however, all Options granted under the Plan to non-employee directors, consultants and advisers of the Company are intended to be NQOs.

5.4           Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options or SARs under the Plan to persons who are expected to become employees, directors, consultants or advisers of the Company, but are not employees, directors, consultants or advisers at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

5.5           For purposes of the Plan, the term “employment” shall be deemed to include service as an employee, director, consultant or adviser.  For avoidance of any doubt, a person who is in the employment of the Company is not necessarily an “employee” for purposes of ISOs.

6.	TERMS AND CONDITIONS OF OPTIONS AND SARS

Each Option and SAR granted under the Plan shall be subject to the terms and conditions set forth in Section 6.1.  NQOs and SARs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3.  ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.  SARs shall be subject to the terms and conditions of Section 6.4.

6.1          Terms and Conditions to Which All Options and SARs Are Subject.  All Options and SARs granted under the Plan shall be subject to the following terms and conditions:

6.1.1       Changes in Capital Structure.  Subject to Section 6.1.2, if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to each Option and SAR outstanding under the Plan, and the exercise price of each outstanding Option and the base value of SAR, shall be automatically and proportionately adjusted; provided, that the Company shall not be required to issue fractional shares as a result of any such adjustments.  Such adjustment, however, in any outstanding Option or SAR shall be made without change in the total price applicable to the unexercised portion of the Option or SAR but with a corresponding adjustment in the price for each share covered by the unexercised portion of the Option or SAR.  Any determination by the Administrator in connection with these adjustments shall be final, binding, and conclusive.  If an adjustment under this Section 6.1.1 would result in a fractional share interest under an option or any installment, the Administrator’s decision as to inclusion or exclusion of that fractional share interest shall be final, but no fractional shares of stock shall be issued under the Plan on account of any such adjustment.

6.1.2       Corporate Transactions.  The provisions of this Section 6.1.2 shall apply to all Options and SARs granted under this Plan unless otherwise provided for in the stock option agreement or in a separate employment or other agreement between the Grantee and the Company.  To the extent not previously exercised, all Options and SARs shall terminate immediately prior to the consummation of a Corporate Transaction (as defined below) unless the Administrator determines otherwise in its sole discretion, provided, however, that the Administrator, in its sole discretion, may (i) permit exercise of any Options and/or SARs prior to their termination, even if such Options and/or SARs would not otherwise have been exercisable (provided that the Option or SAR has not expired by its terms and that the Grantee takes all steps necessary to exercise the Option or SAR prior to the Corporate Transaction as required by the agreement evidencing the Option or SAR), and/or (ii) provide that all or certain of the outstanding Options or SARs shall be assumed or an equivalent option substituted by an applicable successor corporation or any Affiliate of the successor corporation in the event of a Corporate Transaction.  A “Corporate Transaction” means (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); or (iii) a sale of all or substantially all of the assets of the Company in a single transaction or a series of related transactions.

6.1.3       Time of Option or SAR Exercise.  Subject to Section 5 and 6.3.4, an Option or SAR granted under the Plan shall be exercisable (a) immediately as of the effective date of the applicable agreement granting the Option or SAR or (b) in accordance with a schedule or performance criteria as may be set by the Administrator and specified in the applicable agreement.  However, in no case may an Option or SAR be exercisable until the Company and the Grantee execute a written agreement in form and substance satisfactory to the Company.

6.1.4       Grant Date.  The date of grant of an Option or SAR under the Plan shall be the date approved or any date thereafter specified by the Administrator in such approval and reflected as the effective date of the applicable agreement.

6.1.5       Non-Transferability of Rights.  Except with the express written approval of the Administrator, which approval the Administrator is authorized to give only with respect to NQOs and SARs, no Option or SAR granted under the Plan shall be assignable or otherwise transferable by the Grantee except by will or by the laws of descent and distribution.  During the life of the Grantee, an Option or SAR shall be exercisable only by the Grantee or permitted transferee.

6.1.6       Payment.  Except as provided below, payment in full, in cash, shall be made for all Common Stock purchased at the time written notice of exercise of an Option is given to the Company and the proceeds of any payment shall be considered general funds of the Company.  The Administrator in its sole discretion may include in any Option agreement, or separately approve in connection with the exercise of any Option, any one or more of the following additional methods of payment (provided such payment does not violate applicable law or regulations or the rules of any securities exchange on which the Company’s securities may be listed):

(a)           Acceptance of the Grantee’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

(b)           Delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.10) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

(c)           Through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.10) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

(d)           By means of so-called cashless exercises through a securities broker as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

6.1.7       Termination of Employment.  Unless otherwise provided in the applicable agreement, if for any reason a Grantee ceases to be employed by at least the Company or one of its Affiliates, each Option and SAR held by the Grantee at the date of termination of employment (to the extent then exercisable) may be exercised in whole or in part at any time (but in no event after the Expiration Date and or the termination of the Option or SAR pursuant to Section 6.1.2) within one year of the date of termination in the case of termination by reason of death or disability; at the commencement of business on the date of a termination for “cause” (as defined in the applicable agreement or in any agreement with the Company pertaining to employment); and, in all other cases, within 90 days of the date of termination.  For purposes of this Section 6.1.7, a Grantee’s employment shall not be deemed to terminate by reason of the Grantee’s transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the Grantee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.1.8       Withholding and Employment Taxes.  At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the Grantee of an Option or SAR shall remit to the Company in cash all applicable federal and state withholding and employment taxes.  Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the Grantee’s (a) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (b) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (c) agreeing to have shares of Common Stock (with a fair market value equal to the required amount), which are acquired upon exercise of the Option or SAR, withheld by the Company.

6.1.9       Other Provisions.  Each Option and SAR granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator, and each ISO granted under the Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

6.1.10     Determination of Fair Market Value.  For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

(a)           If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

(b)           In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management, and the values of stock of other corporations in the same or a similar line of business.

6.1.11     Option and SAR Term.  Subject to Section 6.3.4, no Option or SAR shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the applicable agreement (the end of the maximum exercise period stated in the agreement is referred to in the Plan as the “Expiration Date”).

6.2          Terms and Conditions to Which Only NQOs and SARs Are Subject.  Options granted under the Plan which are designated as NQOs and SARs shall be subject to the following terms and conditions:

6.2.1       Exercise Price.  The exercise price of an NQO and the base value of an SAR shall be the amount determined by the Administrator as specified in the option or SAR agreement, but shall not be less than the fair market value of the Common Stock on the date of grant (determined under Section 6.1.10).

6.3          Terms and Conditions to Which Only ISOs Are Subject.  Options granted under the Plan which are designated as ISOs shall be subject to the following terms and conditions:

6.3.1        Exercise Price.  The exercise price of an ISO shall not be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.  The exercise price of an ISO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “10% Stockholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

6.3.2       Disqualifying Dispositions.  If stock acquired by exercise of an ISO granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the issuance of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.3.3       Grant Date.  If an ISO is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the Grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of the Plan for Options granted on that date.

6.3.4      Term.  Notwithstanding Section 6.1.11, no ISO granted to any 10% Stockholder shall be exercisable more than five years after the date of grant.

6.4          Terms and Conditions Applicable Solely to SARs.  In addition to the other terms and conditions applicable to SARs in this Section 6, the holder shall be entitled to receive on exercise of an SAR only Common Stock at a fair market value equal to the benefit to be received by the exercise.

6.5          Manner of Exercise.  A Grantee wishing to exercise an Option or SAR shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and/or withholding taxes as provided in Sections 6.1.6 and 6.1.8.  The date the Company receives written notice of an exercise hereunder accompanied by the applicable payment will be considered as the date such Option or SAR was exercised.  Promptly after receipt of written notice of exercise and the applicable payments called for by this Section 6.5, the Company shall, without stock issue or transfer taxes to the holder or other person entitled to exercise the Option or SAR, deliver to the holder or such other person a certificate or certificates for the requisite number of shares of Common Stock.  A holder or permitted transferee of an Option or SAR shall not have any privileges as a stockholder with respect to any shares of Common Stock to be issued until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

7.	RESTRICTED STOCK

7.1          Grant or Sale of Restricted Stock.

7.1.1        No grants or sales of Restricted Stock shall be made under the Plan after 10 years from the date of adoption of the Plan by the Board.

7.1.2       The Administrator may issue Restricted Stock under the Plan for such consideration (including past or future services, any benefit to the Company, and, subject to applicable law, recourse promissory notes) and such other terms, conditions and restrictions as determined by the Administrator.  The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator.  If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares may be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient.

7.1.3       All Common Stock issued pursuant to this Section 7.1 shall be subject to an agreement, which shall be executed by the Company and the prospective recipient of the Common Stock prior to the delivery of certificates representing such stock to the recipient.  The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator.  The certificates representing the shares shall bear any legends required by the Administrator.

7.1.4       The Administrator may require any purchaser or grantee of Restricted Stock to pay to the Company in cash, upon demand, amounts necessary to satisfy any applicable federal, state or local tax withholding requirements.  If the purchaser or grantee fails to pay the amount demanded, the Administrator may withhold that amount from other amounts payable by the Company to the purchaser or grantee, including salary, subject to applicable law.  With the consent of the Administrator in its sole discretion, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation.

7.2          Corporate Transactions.  All restricted stock subject to forfeiture as of the occurrence of any Corporate Transaction shall be forfeited immediately prior to the consummation of such Corporate Transaction unless the Administrator determines otherwise in its sole discretion.  The Administrator, in its sole discretion, may remove any restrictions as to any outstanding restricted stock.  The Administrator may, in its sole discretion, provide that all outstanding restricted stock participate in the Corporate Transaction with an equivalent stock substituted by an applicable successor corporation subject to the restriction.

8.	EMPLOYMENT OR CONSULTING RELATIONSHIP

Nothing in the Plan, any Option or SAR granted under the Plan, or any Restricted Stock granted or sold under the Plan, shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate the employment of any Grantee or holder of Restricted Stock or an SAR at any time, nor confer upon any Grantee or holder of Restricted Stock or an SAR any right to continue in the employ of, or consult with, or advise, the Company or any of its Affiliates.

9.	CONDITIONS UPON ISSUANCE OF SHARES

Notwithstanding the provisions of any Option, SAR or offer of Restricted Stock, the Company shall have no obligation to issue shares under the Plan unless such issuance shall be either registered or qualified under applicable securities laws, including, without limitation, the Securities Act, or exempt from such registration or qualification.  The Company shall have no obligation to register or qualify such issuance under the Securities Act or other securities laws.

10.	NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.	MARKET STAND-OFF

Each Grantee and recipient of Restricted Stock, if so requested by the Company or any representative of the underwriters in connection with any registration of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options or SARs, or such Restricted Stock or receipt of Restricted Stock during a period of up to 180 days following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction is applicable to all directors and officers of the Company.

12.	AMENDMENTS TO PLAN

The Board may at any time amend, alter, suspend or discontinue the Plan.  Without the consent of a Grantee or holder of Restricted Stock, no amendment, alteration, suspension or discontinuance may adversely affect such person’s outstanding Option(s), SAR(s) or the terms applicable to Restricted Stock except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to ISOs.  No amendment, alteration, suspension or discontinuance to the Plan shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes; (b) the Board otherwise concludes that stockholder approval is advisable; or (c) such approval is required under the rules of any securities exchange on which securities of the Company are registered.

13.	COMPLIANCE WITH CALIFORNIA CODE OF REGULATIONS.

13.1       Except during any period in which the grant of Options and grant or sale of Restricted Stock under this Plan is exempt from qualification under the California Corporate Securities Law of 1968 pursuant to any exemption other than Section 25102(o) of such Law, the Plan, all Options granted and all Restricted Stock granted or sold under the Plan shall comply with Sections 260.140.41, 260.140.42, 260.140.45 and 260.140.46 of Title 10 of the California Code of Regulations, as in effect and as from time to time amended (“Title 10”), including the following (which shall be deemed modified or amended by any corresponding change in the applicable regulations):

13.1.1     At no time shall the total number of securities issuable upon exercise of all outstanding options (excluding options, warrants and rights excluded by Section 260.140.45) and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed the 30% limitation set forth in Section 260.140.45 of Title 10 based on the securities of the Company which are outstanding at the time the calculation is made.

13.1.2     The exercise price of the Option, and the purchase price of Restricted Stock, shall not be less than 85% (100% in the case of any person who owns securities possessing more than 10% of the total combined voting power of all classes of securities of the Company) of the fair market value of the stock covered by the Option at the time the Option is granted (with fair value and total combined voting power determined in accordance with Section 260.140.41(b) and 260.140.42(b), as applicable, of Title 10).

13.1.3     No Option shall be transferable except by will, the laws of descent and distribution, or as permitted by Rule 701 under the Securities Act of 1933, as amended.

13.1.4     If the Option is granted to an employee other than an officer, director, manager or consultant, it shall be exercisable at the rate of at least 20% per year over five years.

13.1.5     If the Restricted Stock is sold to an employee other than an officer, director, manager or consultant, any right to repurchase at the original purchase price must lapse at the rate of at least 20% per year over five years and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the stock within 90 days of termination of employment.

13.1.6     If the Option gives the Company the right to repurchase shares acquired upon exercise of the Option upon termination of employment, it must comply with Section 260.140.41 of Title 10.

13.1.7     The Option shall remain exercisable (to the extent the optionee is entitled to exercise on the date of termination of employment) for at least: (i) six months after the date of termination of employment where termination occurs by reason of an optionee’s death or disability; or (ii) 30 days after the date of termination of employment if termination was for any reason other than death, disability or termination by the Company for cause (as defined in the applicable agreement or in any agreement with the Company pertaining to employment) (provided that in each case that the Option shall not be exercisable after the Expiration Date).

13.2        Annual Financial Statements. The Company shall provide to each Grantee financial statements of the Company at least annually.

14.	EFFECTIVE DATE OF PLAN; DISCONTINUANCE OR TERMINATION OF PLAN

The Plan became effective on March 4, 2010, the date of adoption by the Board; provided, however, that no shares of Common Stock shall be issued, and no Option or SAR shall be exercisable, unless and until the Plan is approved by the holders of a majority of the Common Stock of the Company entitled to vote within 12 months after adoption by the Board.  If any Options or SARs are so granted and stockholder approval shall not have been obtained within 12 months of the date of adoption of the Plan by the Board, such Options and SARs shall terminate retroactively as of the date they were granted. The Board may at any time adopt a resolution stating the no more awards will be granted under the Plan.  The Plan shall terminate upon the first date at which there shall not be any outstanding Options or SARS or any outstanding Restricted Stock subject to vesting and/or repurchase conditions following the first to occur of: (a) March 4, 2020 or (b) the date the Board adopts a resolution discontinuing the grant of awards under the Plan.